UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006

Ortec International, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	0-27368	11-3068704
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Broadway New York, NY	10032
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 740-6999

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 11, 2006 we awarded deferred restricted stock grants for an aggregate of 500,000 shares of our common stock to certain employees, 200,000 shares of which were awarded to our Chief Financial Officer. No portion of those awards were granted to any of our three other executive officers. Under the terms of such awards the shares will be issued on January 1, 2008. The restricted shares awarded to each person shall vest in five equal monthly installments commencing January 1, 2008. Any unvested shares will be forfeited in the event of termination of the awardee’s employment with Ortec. The issuance of such shares will be exempt from the registration requirements of the Securities Act of 1933 (the “Act”) pursuant to Section 4 (2) of the Act, as transactions by an issuer not involving any public offering, and because such awards do not constitute sales of securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ortec International, Inc. (Registrant)

Date: December 12, 2006	By:	/s/ Alan W. Schoenbart
Chief Financial Officer